                                                                   EXHIBIT 10.28

                    WAIVER AGREEMENT AND AMENDMENT NO. 12 TO
               CREDIT AGREEMENT AND OTHER LOAN AND LEASE DOCUMENTS

         THIS WAIVER AGREEMENT AND AMENDMENT NO. 12 TO CREDIT AGREEMENT AND OTHER LOAN AND LEASE DOCUMENTS ("this Amendment") is dated this 28th day of December, 2001, by and among the BANKS listed on the signature pages hereof ("Banks"), BANK ONE, COLORADO, N.A., as Agent ("Agent"), BANC ONE LEASING CORPORATION, as Lessor ("Banc One Leasing"), ANALYTICAL SURVEYS, INC., as Borrower and Lessee ("Borrower"), MSE CORPORATION, an Indiana corporation, as Guarantor and lease guarantor ("MSE"), ASI LANDMARK, INC., a Colorado corporation, as Guarantor and lease guarantor ("Landmark"), ASI OF PUERTO RICO, INC., a Puerto Rico corporation, as Guarantor ("Puerto Rico"), MSE HOLDING COMPANY, an Indiana corporation, as Guarantor ("MSE Holding"), MSE LLC, an Indiana limited liability company, as Guarantor ("MSE LLC"), CARTOTECH, INC., a Texas corporation, as lease guarantor ("Cartotech"), INTELLIGRAPHICS INTERNATIONAL, INC., ALSO KNOWN AS ASI TECHNOLOGIES (INTELLIGRAPHICS), a Wisconsin corporation, as lease guarantor ("Intelligraphics"), and SURVEY HOLDINGS, INC., a Texas corporation, as Guarantor and lease guarantor ("Holdings" which together with MSE, Landmark, Puerto Rico, MSE Holding, MSE LLC, Cartotech, Intelligraphics and Holdings may be collectively referred to as "Guarantors");

                                   WITNESSETH:

         WHEREAS, Borrower, Banks and Agent are parties to a Credit Agreement dated as of June 3, 1998, as amended by Amendment No. 1 through Amendment No. 5, Waiver Agreement and Amendment No. 6 to Credit Agreement and Other Loan and Lease Documents, Waiver Agreement and Amendment No. 7 to Credit Agreement and Other Loan and Lease Documents, Waiver Agreement and Amendment No. 8 to Credit Agreement and Other Loan and Lease Documents, Waiver Agreement and Amendment No. 9 to Credit Agreement and Other Loan and Lease Documents, Waiver Agreement and Amendment No. 10 to Credit Agreement and Other Loan and Lease Documents, and Waiver Agreement and Amendment No. 11 to Credit Agreement and Other Loan and Lease Documents (as so amended, the "Credit Agreement");

         WHEREAS, Borrower and Banc One Leasing are parties to a Master Lease Agreement dated June 8, 1993 (the "Master Lease") and various lease schedules pursuant thereto (the Master Lease together with all leases and lease schedules executed and delivered by Borrower to Banc One Leasing under the Master Lease may be referred to as the "Leases" and any of which may be referred to individually by the words "Lease No." and its lease schedule number, such as Lease No. 1-94447);

         WHEREAS, pursuant to the Credit Agreement, Banks have extended to Borrower the following secured credit facilities (i) revolving lines of credit, as provided in Section 2.1 of the Credit Agreement (collectively, the "Revolving Loans") and (ii) term loans (collectively, the "Term Loan") as follows:

         (a)      Revolving Loans Principal Balances as of December 21, 2001:

                  (i)      National City             $   711,974.12
                  (ii)     KeyBank                   $   711,974.12
                  (iii)    Fifth Third               $ 1,423,948.24
                  (iv)     Bank One                  $ 1,552,103.52
                                                     --------------
                                                     $ 4,400,000.00

         (b)      Term Loan Principal Balances as of December 21, 2001:

                                                    Interest-Bearing  Non-Interest Bearing
                                                    ----------------  --------------------
                  (i)      National City             $   830,517.95     $   774,336.58
                  (ii)     KeyBank                   $   830,517.95     $   774,336.58
                  (iii)    Fifth Third               $ 1,661,035.94     $   970,873.80
                  (iv)     Bank One                  $ 1,810,529.16     $ 1,058,252.40
                                                     --------------     --------------
                                                     $ 5,132,601.00     $ 4,600,000.00

         WHEREAS, to secure the Obligations, Borrower executed and delivered to the Agent, among other things, a Security Agreement and Assignment dated as of June 3, 1998 (as amended to date, the "Security Agreement"); and a Pledge and Security Agreement dated as of June 3, 1998, as amended by Amendment No. 1 to Pledge and Security Agreement dated June 26, 1998 (the "Pledge Agreement");

         WHEREAS, to further secure the Obligations, MSE, MSE Holding, MSE LLC, Landmark, and Puerto Rico each executed and delivered to Agent a Guaranty of the Obligations;

         WHEREAS, to secure each of their respective Guaranties and to further secure the Obligations, MSE, MSE Holding, MSE LLC, Landmark, and Puerto Rico each executed and delivered to Agent a Security Agreement and Assignment;

         WHEREAS, to further secure the Leases, MSE, Landmark, Holdings, Cartotech and Intelligraphics each executed and delivered to Banc One Leasing a guaranty of the Leases;

         WHEREAS, Borrower and Guarantors have requested that Banks waive existing Events of Default, agree to accept a partial payment of the Obligations (which do not include the obligations, indebtedness and liabilities of Borrower and the Guarantors under or pursuant to the Master Lease or the Leases) in the amount of $1,250,000, and the issuance to each of the Banks of certain preferred stock of Borrower in satisfaction and discharge of all but $3,000,000 of unpaid principal of the Interest Bearing Term Loan, extend the maturity date of the Interest Bearing Term Loan to March 31, 2002, release certain of the collateral held by the Agent and make other modifications of the Credit Agreement, and the Banks have agreed to such requests, all subject to the terms and upon the conditions hereinafter set forth;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein and the acts to be performed hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties hereby agree as follows:

         1. Incorporation of Recitals/Definitions. The foregoing Recitals and definitions set forth above are incorporated herein and made a part hereof. Terms which are defined in the Credit Agreement and which are not otherwise defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

         2. Partial Release and Satisfaction of Obligations/Waiver.

                  (a) Concurrently with the execution of this Amendment by the Agent and the Banks, Borrower shall pay to the Agent for the pro rata benefit of the Banks of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (such payment being made concurrently with the execution of this Amendment and being referred to hereinafter as the "Resolution Payment"). The Resolution Payment, together with the Preferred Stock (as defined and provided for below) shall for all purposes satisfy, discharge, pay, terminate, extinguish, settle and release all of the Obligations outstanding as of the date of this Amendment other than Three Million Dollars ($3,000,000) of the unpaid principal balance outstanding on the Interest Bearing Term Loan on the date of this Amendment (such $3,000,000 principal balance being referred to hereinafter as the "Remaining Principal"). Accordingly, all of the interest and principal outstanding on the Revolving Loans and on the Non-Interest Bearing Term Loan shall be paid and discharged and all of the principal and interest outstanding on the Interest-Bearing Term Loan, other than the Remaining Principal, shall be paid, satisfied and discharged, leaving the unpaid principal balance of the Interest-Bearing Term Loan owing to each Bank as of the date of this Amendment as follows:

                           Bank            Principal Balance of Interest-Bearing Term Loan
                           ----            -----------------------------------------------
                           National City              $   485,436.90
                           KeyBank                    $   485,436.90
                           Fifth Third                $   970,873.80
                           Bank One                   $ 1,058,252.40
                                                      --------------
                                                      $ 3,000,000.00

                  Borrower shall execute and deliver to the Agent concurrently with execution of this Amendment, for delivery to the Banks, new promissory notes payable to the order of each of the Banks in the principal amount of their portion of the Remaining Principal (the "New Term Notes"), such New Term Notes to be in form and substance the same as the promissory notes which are Exhibits A-1, A-2, A-3, and A-4 to this Amendment. The New Term Notes amend and restate and replace the Interest Bearing Term Note held by each Bank and which were issued pursuant to the terms of the Eleventh Amendment or any other amendment to the Credit Agreement prior to this Amendment, and each such replaced Interest Bearing Term Note shall be marked "Cancelled and Replaced" by each Bank. The New Term Notes for all purposes are "Notes" as such term is defined in the Credit Agreement.

                  (b) Subject to the execution and delivery by each Bank of an Investment Letter in form and substance the same as Exhibit C, Borrower shall issue to Banks, concurrently with the execution of this Amendment, 1,600,000 shares of the preferred stock of the Borrower, which preferred stock (the "Preferred Stock") shall have the terms and be governed by the provisions of the Articles of Amendment to the Articles of Incorporation of Borrower, as adopted by the Board of Directors of Borrower and a copy of which is Exhibit B to this Amendment. The number of shares of Preferred Stock to be issued to each Bank is as follows:

                           Bank              Number of Shares of Preferred Stock
                           ----              -----------------------------------
                           National City                  258,900
                           KeyBank                        258,900
                           Fifth Third                    517,799
                           Bank One                       564,401

                  (c) Subject to payment of the Resolution Payment and the execution and delivery to the Agent of the New Term Notes and in consideration of the issuance by Borrower to Banks the Preferred Stock:
         (i) Banks hereby waive all Events of Default which exist under the Credit Agreement as of the date of this Amendment; and (ii) Banc One Leasing hereby waives compliance by Borrower with Section 18 of the Master Lease and any default or event of default under the Master Lease or the Leases by reason of the occurrence of any Events of Default under the Credit Agreement or the other Loan Documents; and (iii) the security interest granted to the Agent for the ratable benefit of the Banks in the Infotech Enterprises Limited ("Infotech") common capital stock owned by the Borrower is released and terminated and the Agent shall release and deliver to Borrower all stock certificates, stock powers and other documents evidencing such Infotech stock or Borrower's ownership thereof held by the Agent.

         3.       Amendments to Credit Agreement and Notes.

                  (a) The following new definitions are inserted in Section 1.1 of the Credit Agreement such that all definitions therein are in alphabetical order:

                           "Twelfth Amendment" means the Waiver Agreement and
                  Amendment No. 12 to Credit Agreement and Other Loan and Lease Documents dated as of December 21, 2001, by and among Borrower, certain Subsidiaries or Affiliates of Borrower, Banc One Leasing Corporation, Banks and Agent.

                  (b) Amendment of Interest Bearing Term Note. The definition of the term "Interest Bearing Term Note" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           ""Interest Bearing Term Note" means the promissory
                  notes in the initial aggregate principal amount of $3,000,000 evidencing the interest bearing portion of the Term Loan, made by the Borrower and payable to the order of the Banks, substantially in the form of Exhibit A-1, A-2, A-3 and A-4 to the Twelfth Amendment, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein."

                  (c) Amendment of Interest Bearing Term Loan Scheduled Maturity Date. The definition of the term "Interest Bearing Term Loan Scheduled Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "Interest Bearing Term Loan Scheduled Maturity Date" means March 31, 2002."

                  (d) Amendment of Section 2.6(d)(ii). Section 2.6(d)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

                      "(ii) Notwithstanding any provision of this Agreement or the Notes to the contrary, with respect to each dollar of principal paid on the Interest-Bearing Term Loan after December 21, 2001, and on or before March 31, 2002 ("Credit Payments"), as received: (A) Banks shall credit Four Dollars ($4.00) of Obligations as paid for each One Dollar ($1.00) of principal actually paid by Borrower to the Agent on or before March 31, 2002 (constituting a forgiveness of indebtedness of Three Dollars ($3.00) for each One Dollar ($1.00) of principal received). Any principal payments received by the Agent for the ratable benefit of the Banks after March 31, 2002, shall be credited Dollar for Dollar and no forgiveness of indebtedness or additional payment credits shall be granted with respect to such principal payments. The provisions of this Section 2.6(d)(ii) shall not be construed to apply to any of Borrower's or Guarantors' lease obligations to Banc One Leasing Corporation. If as a consequence of Credit Payments made on the Interest-Bearing Term Loan the Interest Bearing Term Loan is paid in full on or prior to March 31, 2002 (the "Full Payment Event"), Borrower shall pay to the Agent for the ratable benefit of the Banks a debt satisfaction premium (the "Premium"), as follows: If the Full Payment Event occurs prior to December 31, 2001, the Premium is zero ($0.00); If the Full Payment Event occurs after December 31, 2001, and on or before January 31, 2002, the Premium to be paid by the Borrower shall be Twenty-Five

                      Thousand Dollars ($25,000.00); if the Full Payment Event occurs after January 31, 2002, and on or before February 28, 2002, the Premium to be paid by the Borrower shall be Seventy-Five Thousand Dollars ($75,000.00); if the Full Payment Event occurs after February 28, 2002, and on or before March 31, 2002, the Premium to be paid by the Borrower shall be One Hundred Twenty-Five Thousand Dollars ($125,000.00). If a Premium becomes due and payable, it shall be paid on the same day as the Full Payment Event."

                  (e) Deletion of Sections. Section 2.6(d)(iii), Section 2.6(d)(iv) and Section 2.6(d)(v) of the Credit Agreement are each deleted in their respective entireties and shall be of no further force and effect.

                  (f) Amendment of Credit Agreement. Notwithstanding anything in the Credit Agreement or the Loan Documents to the contrary, effective as of the date of this Amendment the Borrower shall not longer be obligated to comply with any of the financial covenants set forth in
         Section 5 of the Credit Agreement or with any of the following Sections of the Credit Agreement: Section 5.1(k), Section 5.1(l), Section 5.1(m), Section 5.1(n), Section 5.1(o), Section 5.1(p), Section 5.2(a),
         Section 5.2(c), and Section 5.2(d). Each of the forgoing sections is deleted in its entirety and shall be of no further force and effect. For the avoidance of doubt, Sections are identified as being deleted hereby when such Sections may have been deleted in prior amendments to the Credit Agreement.

                  (g) Deletion of Section 6.1(b). Section 6.1(b) of the Credit Agreement is deleted in its entirety and shall be of no further force and effect.

                  (h) Amendment of Article IX. Article IX of the Credit Agreement is hereby amended in its entirety to read as follows:

                                   "ARTICLE IX

                              ADDITIONAL PROVISIONS

                           9.1 Controlling Effect. In the event of any conflict
                  between a provision of Article IX and any other provision of this Agreement, the provisions of Article IX shall control.

                           9.2 Interest Payments. The principal balance of the
                  Interest Bearing Term Loan outstanding from time to time shall bear interest and be payable at a variable rate of interest equal to the Prime Rate plus the Applicable Margin. Interest shall be due and payable monthly in arrears on the first day of each month.

                           9.3 Revolving Loan Advances. From and after the
                  effective date of the Tenth Amendment, Banks shall make no further Advances under the

                  Revolving Loans, and as of the effective date of the Twelfth Amendment the Revolving Loans commitment of each of the Banks is terminated.

                           9.4 Agent's Fee. Notwithstanding the letter agreement
                  by and between Borrower and Agent dated October 8, 1998, Borrower shall pay to Agent an annual fee equal to twelve and one-half (12.5) basis points (the "Agent's Fee") on the total unpaid principal sum of the Term Loan as at October 15th of each year.

                           9.5 Financial Information and Reporting. In addition
                  to all other financial statements and reports required by the terms of this Agreement for so long as any portion of the Term Loan remains unpaid, Borrower shall deliver to the Agent for distribution to the Banks monthly, by the thirtieth (30th) day of the following month, a consolidated unaudited balance sheet and income statement prepared in accordance with GAAP.

                           9.6 Renewal Fee. Effective January 1, 2002, Borrower
                  shall pay to Banks on the first day of each month a fee ("Monthly Renewal Fee") equal to one-twelfth of fifty (50) basis points on the total principal sum of the Interest Bearing Term Loan outstanding on that date. The aggregate Monthly Renewal Fee payable to the banks effective January 1, 2002, shall be $1,250.00 and shall be adjusted upon any principal reductions of the Interest Bearing Term Loan.

                           9.7 Additional Events of Default. In addition to the
                  Events of Default set forth in Section 6.1 hereof and notwithstanding any provision of this Agreement to the contrary, each of the following events shall constitute an Event of Default hereunder:

                                    (a) Failure to Timely Deliver Financial and
                           Other Information. Borrower fails to timely deliver any other information required to be delivered to Agent or Banks pursuant to the terms of this Agreement.

                                    (b) Failure to Pay Monthly Renewal Fee.
                           Borrower fails to timely pay any Monthly Renewal Fee.

         4. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) Borrower, each Guarantor, Agent, each Bank and Banc One Leasing have executed this Amendment and Agent has received a counterpart originally executed by each of the foregoing and Borrower has executed and delivered to Agent for delivery to each Bank such Bank's New Term Note.

                  (b) Each Bank shall have executed an Investment Letter in form and substance the same as Exhibit C to this Amendment.

                  (c) Borrower shall have provided to the Agent such confirmations ads the Agent reasonably may require to confirm that the Articles of Amendment to the Articles of Incorporation of Borrower have been adopted by Borrower's Board of Directors and have been filed with the Colorado Secretary of State.

         5. Post-Closing Items. On or before December 28, 2001, Borrower and each Guarantor shall have delivered to Agent: (i) resolutions of its board of directors authorizing the execution and delivery of this Amendment and the performance of the obligations of Borrower and each Guarantor hereunder; and
(ii) a certificate of its secretary stating the names of those officers of Borrower and each Guarantor authorized to execute this Amendment, each containing a specimen signature of each such officer. Notwithstanding any provision of this Amendment or the Credit Agreement, as hereby amended, to the contrary, the failure of Borrower or any Guarantor to timely deliver the foregoing shall constitute an Event of Default.

         6. RELEASE OF BANKS, AGENT AND BANC ONE LEASING. BORROWER AND GUARANTORS HEREBY FOREVER RELEASE AND DISCHARGE BANKS, AGENT AND BANC ONE LEASING, FROM, AND HEREBY FOREVER RELINQUISH AND WAIVE, ANY AND ALL DEBTS, DEMANDS, CLAIMS, LIABILITY, SUITS, PROCEEDINGS, EXPENSES, ACTIONS AND CAUSES OF ACTION WHATSOEVER, OF EVERY KIND, NAME AND NATURE, KNOWN AND UNKNOWN, WHETHER OR NOT FOUNDED IN FACT OR IN LAW, AND WHETHER IN LAW OR IN EQUITY OR OTHERWISE, HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING IN ANY MANNER WHATSOEVER ARISING FROM, IN CONNECTION WITH OR WITH RESPECT TO FACTS ARISING BEFORE OR IN EXISTENCE AS OF THE DATE OF EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY LOAN TO BORROWER, ANY REQUEST FOR WAIVER OF ANY COVENANT OR CONDITION OF THE CREDIT AGREEMENT, ANY GUARANTY OR GUARANTEE OF GUARANTORS, ANY COLLATERAL GRANTED TO BANKS OR AGENT TO SECURE ANY OBLIGATION OF ANY OF BORROWER OR GUARANTORS TO BANKS OR AGENT, ANY NEGOTIATIONS BETWEEN BANKS OR AGENT AND THE BORROWER OR ANY GUARANTOR WITH RESPECT TO ANY OF THE FOREGOING, THE MASTER LEASE, THE LEASES, ANY FAILURE TO FUND ANY LEASE, ANY NEGOTIATIONS BETWEEN BANC ONE LEASING AND THE BORROWER OR ANY GUARANTOR OR ANY OTHER MATTER INVOLVING BORROWER, GUARANTORS OR ANY OF THEM, AND ANY OTHER ACT, ACTION, DECISION, INACTION, REFUSAL TO ACT, FORBEARANCE OR OMISSION OF BANKS, AGENT, BANC ONE LEASING OR ANY OFFICER, DIRECTOR, EMPLOYEE, ATTORNEY OR OTHER AGENT OF BANKS, AGENT OR BANC ONE LEASING OR ANY OTHER MEMBER OF THE BANK/AGENT GROUP. WITHOUT IN ANY MANNER LIMITING THE SCOPE OF THE RELEASE CONTAINED IN THIS SECTION 6, BORROWER AND GUARANTORS EXPRESSLY AGREE THAT THEY HAVE CONSULTED, OR HAD ANY OPPORTUNITY TO CONSULT, WITH LEGAL COUNSEL WITH RESPECT TO THE RELEASE CONTAINED IN THIS AMENDMENT, THEY UNDERSTAND THAT THIS AMENDMENT CONTAINS A RELEASE OF THE BROADEST POSSIBLE NATURE AND RESULTS IN THE

RELEASE OF THOSE CLAIMS KNOWN TO THE PARTIES AND THOSE CLAIMS WHICH ARE NOT KNOWN TO THE PARTIES AND, FURTHERMORE, THAT THE RELEASE HEREBY GIVEN IS GIVEN IN EACH AND EVERY CAPACITY WHICH THE PARTY HOLDS AND RELEASES NOT ONLY THOSE CLAIMS WHICH THE PARTY MIGHT HAVE BROUGHT DIRECTLY PRIOR TO THE EXECUTION OF THIS AMENDMENT BUT ALSO THOSE CLAIMS WHICH MAY HAVE BEEN BROUGHT INDIRECTLY OR DERIVATIVELY BY BORROWER OR GUARANTORS. BORROWER AND EACH OF THE GUARANTORS SHALL BE DEEMED TO HAVE RELEASED, RELINQUISHED, WAIVED AND DISCHARGED EACH AND EVERY CLAIM ANY OF THEM MAY HAVE WHETHER NOW EXISTING OR HEREAFTER ARISING TO THE FULLEST EXTENT POSSIBLE AS HEREINBEFORE PROVIDED. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION 6 ARE A MATERIAL INDUCEMENT FOR THE BANKS AND AGENT TO ENTER INTO THIS AMENDMENT. For the purposes of this
Section 6, Banks and Agent shall mean Bank One, Colorado, N.A., Bank One, Indiana, N.A., KeyBank National Association, National City Bank of Indiana, National City Bank, Indiana, The Fifth Third Bank of Central Indiana and their predecessors-in-interest, the parent company of any of them, all other affiliates of Banks and Agent and all subsidiaries, direct or indirect, of Banks, Agent and any other member of the Bank/Agent Group (as hereinafter defined). For the purposes of this Section 6, Banc One Leasing shall mean Banc One Leasing Corporation, any predecessor-in-interest, its parent company and all other affiliates of Banc One Leasing Corporation and all subsidiaries, direct or indirect, of Bank One Leasing Corporation and any other member of the Bank/Agent Group. For the purposes of this Section 7, Bank/Agent Group shall mean Banks, Agent, Banc One Leasing, the parent company of any of them, all other affiliates of any of them and all subsidiaries, direct or indirect, of Banks, Agent, Banc One Leasing and any other member of the Bank/Agent Group and all officers, directors, employees, attorneys and other agents of Banks, Agent, Banc One Leasing and all other members of the Bank/Agent Group.

         7. Further Agreements/No Course of Dealing Established. Borrower and Guarantors, jointly and severally, hereby acknowledge and agree that:

                  (a) Except as expressly set forth herein, this Amendment does not constitute, and no agreement, compromise or settlement of any kind has been reached between Banc One Leasing, Banks and Borrower or any Guarantor regarding, a reinstatement, restructuring or modification of the Obligations, any obligation of Borrower or any Guarantor under or with respect to the Master Lease and the Leases or any portion thereof or of any of the Loan Instruments, the Master Lease or any of the Leases and no such agreement shall exist or be deemed to exist unless and until all parties thereto execute and deliver complete documentation setting forth the terms of any such reinstatement, restructuring or modification;

                  (b) Banc One Leasing and Banks are not obligated to reach any further agreement concerning the reinstatement, restructure or modification of the Obligations, any obligation under or with respect to the Master Lease and the Leases or any of the Loan Instruments, the Master Lease or any of the Leases; and

                  (c) Except as provided herein, neither this Amendment, nor any action taken or forbearance by Banc One Leasing and the Banks pursuant to this Amendment, shall impair, prejudice, or in any other manner affect the rights of Banc One Leasing, Agent or Banks in and to any of the Collateral or any property leased from Banc One Leasing by Borrower or any Guarantor (including, without limitation, any proceeds thereof) or establish or be deemed to establish any precedent or course of dealing with respect to any of the Obligations, any obligations under the Master Lease and the Leases or any Collateral or leased property.

         8. Consent of Guarantor. Each of the Guarantors hereby expressly consents to the execution and delivery of this Amendment by each of the parties to this Amendment, including Banks and Banc One Leasing, and to the performance by Borrower, Guarantors, Agent, Banks and Banc One Leasing pursuant to this Amendment and agrees that neither the provisions of this Amendment nor any action taken or not taken in accordance with the terms of this Amendment shall constitute a termination, extinguishment, release or discharge of any of the Obligations evidenced by the New Term Notes or the liability of the Borrower with respect thereto or the obligations of any Guarantor or provide a defense, setoff or counterclaim to the Borrower or any Guarantor with respect to any of the unpaid Obligations under the Credit Agreement, any Guaranty in favor of Agents or Banks, as applicable, or any Lease now existing or hereafter arising.

         9. Survival/No Third Party Beneficiaries. All of the acknowledgments, representations, warranties, covenants and agreements of the Borrower and each of the Guarantors shall survive and continue in full force and effect from and after the closing of this Amendment. There are no third party beneficiaries of or to this Amendment.

         10. Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         11. Entire Agreement. This Amendment embodies the entire agreement and understanding between Borrower, Guarantors, Agent, Banks and Banc One Leasing with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to its subject matter. This Amendment may not be amended or in any manner modified unless such amendment or modification is in writing and signed by all of the parties hereto.

         12. Ratification. Borrower and each Guarantor hereby ratify and confirm its respective Obligations as evidenced by the New Term Notes and the other Loan Instruments, as amended hereby, and the liens and security interests created thereby, and acknowledges that it has no defenses, claims or setoffs to the enforcement by Agent or Banks of Borrower's and/or Guarantors' Obligations, as partially reduced, released and discharged hereby.

         13. Expenses. Borrower agrees to pay or reimburse on demand all reasonable costs and expenses of the Agent, including, without limitation, legal fees, incurred in connection with the preparation, execution, delivery, interpretation or enforcement of this Amendment and the other agreements, documents and instruments provided for herein and/or the interpretation or enforcement of the Credit Agreement or any of the other Loan Instruments and/or any rights and/or remedies of

Agent and/or Banks under the Credit Agreement, this Amendment or any of the other Loan Instruments.

         14. Applicable Law. This Amendment shall be governed by and construed in accordance with the substantive law of the State of Indiana notwithstanding the fact that the conflict of law provisions of Indiana law may require the application of the substantive law of another jurisdiction.


         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment by their respective duly authorized signatories effective as of the date first set forth above.

                            ANALYTICAL SURVEYS, INC., as Borrower


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            MSE CORPORATION, as Guarantor and lease guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            ASI LANDMARK, INC., as Guarantor and lease guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            ASI OF PUERTO RICO, INC., as Guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            MSE HOLDING COMPANY, as Guarantor

                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer

                            MSE LLC, as Guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            CARTOTECH, INC., as lease guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            INTELLIGRAPHICS INTERNATIONAL, INC.,
                            also known as ASI TECHNOLOGIES
                            (INTELLIGRAPHICS), as lease guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            SURVEY HOLDINGS, INC., as Guarantor and lease guarantor


                            By: /s/ Michael A. Renninger
                               -------------------------------------------------
                                Michael A. Renninger, Chief Financial Officer


                            BANK ONE, COLORADO, N.A., as Agent and Bank


                            By: /s/ Richard M. Hixson
                               -------------------------------------------------
                                Richard M. Hixson, Officer